Featured Community: Camden Buckhead • Atlanta, GA • 366 Apartment Homes • Year Built 2022

CAMDEN
Living Excellence

2Q22 Earnings Release & Supplemental Financial Information

11 Greenway Plaza • Houston TX 77046 • (713) 354-2500 • camdenliving.com
Investor Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2022 OPERATING RESULTS

Houston, Texas (July 28, 2022) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and six months ended June 30, 2022. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and six months ended June 30, 2022 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Per Diluted Share	2022	2021	2022	2021
EPS (1)	$4.54	$0.30	$5.37	$0.61
FFO	$1.64	$1.28	$3.14	$2.52
AFFO	$1.44	$1.10	$2.81	$2.21
(1) For the three and six months ended June 30, 2022, EPS included a non-cash gain on acquisition of unconsolidated joint venture interests of approximately $4.32 and $4.37 per diluted share, respectively.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	2Q22 vs. 2Q21	2Q22 vs. 1Q22	2022 vs. 2021
Revenues	12.1%	3.2%	11.6%
Expenses	4.7%	2.7%	4.2%
Net Operating Income ("NOI")	16.5%	3.5%	16.0%

Same Property Results	2Q22	2Q21	1Q22
Occupancy	96.9%	96.9%	97.1%

For 2022, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	July 2022*	July 2021	2Q22	2Q21
New Lease Rates	13.5%	18.4%	16.3%	9.1%
Renewal Rates	12.7%	11.0%	14.4%	6.7%
Blended Rates	13.1%	14.5%	15.3%	7.9%

New Lease and Renewal Data - Date Effective (2)	July 2022*	July 2021	2Q22	2Q21
New Lease Rates	15.5%	13.0%	15.3%	5.2%
Renewal Rates	14.6%	6.6%	13.4%	4.1%
Blended Rates	15.1%	9.7%	14.3%	4.7%

*Data as of July 25, 2022
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy and Turnover Data	July 2022*	July 2021	2Q22	2Q21
Occupancy	96.7%	97.1%	96.9%	96.9%
Annualized Gross Turnover	59%	60%	53%	54%
Annualized Net Turnover	52%	50%	46%	45%

*Data as of July 25, 2022

Development Activity
During the quarter, construction was completed at Camden Buckhead in Atlanta, GA and construction commenced at Camden Village District in Raleigh, NC. Leasing began at Camden Tempe II in Tempe, AZ and leasing continued at Camden Hillcrest in San Diego, CA.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 7/25/2022
Camden Buckhead	Atlanta, GA	366	$162.2	85%
Camden Hillcrest	San Diego, CA	132	91.7	82%
Total		498	$253.9

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 7/25/2022
Camden Tempe II	Tempe, AZ	397	$115.0	10%
Camden Atlantic	Plantation, FL	269	100.0
Camden NoDa	Charlotte, NC	387	105.0
Camden Durham	Durham, NC	420	145.0
Camden Village District	Raleigh, NC	369	138.0
Total		1,842	$603.0

Acquisition/Disposition Activity
During the quarter, Camden acquired two land parcels for a combined acreage of 42.6 in Charlotte, NC and a 3.8-acre land parcel in Nashville, TN for future development purposes.

In April 2022, Camden purchased the remaining 68.7% ownership interests in two discretionary Funds for cash consideration of approximately $1.1 billion, after adjusting for our assumption of approximately $515 million of existing secured mortgage debt of the Funds, which remains outstanding. The gross asset valuation of these communities acquired was approximately $2.1 billion and the Company now owns 100% of the interests in 7,247 apartment homes. In conjunction with this acquisition, we recognized a non-cash, non-FFO gain of approximately $474 million which represented a step-up to fair value on our previously held 31.3% equity interests in the Funds.

Capital Markets Transactions
During the quarter, the Company issued 2,900,000 common shares in a public equity offering and received approximately $490.3 million in net proceeds. The Company used the net proceeds to reduce borrowings under its $900 million unsecured line of credit.

Liquidity Analysis
As of June 30, 2022, Camden had approximately $907.8 million of liquidity comprised of approximately $72.1 million in cash and cash equivalents, and $835.7 million of availability under its unsecured credit facility. At quarter-end, the Company had $247.7 million left to fund under its existing wholly-owned development pipeline and no scheduled debt maturities until 3Q22.

Earnings Guidance
Camden updated its earnings guidance for 2022 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2022 as detailed below. Expected EPS excludes, gains, if any, from real estate transactions not completed by quarter end.

	3Q22	2022	2022 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.24 - $0.28	$5.87 - $6.07	$5.97	$1.37	$4.60
FFO	$1.68 - $1.72	$6.48 - $6.68	$6.58	$6.51	$0.07

		2022	2022 Midpoint
Same Property Growth		Range	Current	Prior	Change
Revenues		10.75% - 11.75%	11.25%	10.25%	1.00%
Expenses		4.50% - 5.50%	5.00%	4.20%	0.80%
NOI		13.75% - 15.75%	14.75%	13.75%	1.00%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2022 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, July 29, 2022 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 6983346
Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=Hsqycs9l

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 171 properties containing 58,425 apartment homes across the United States. Upon completion of 5 properties currently under development, the Company’s portfolio will increase to 60,267 apartment homes in 176 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 15 consecutive years, most recently ranking #26.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Property revenues	$361,716	$276,523	$673,075	$544,091

Adjusted EBITDA	212,382	153,371	394,833	301,067

Net income attributable to common shareholders	497,315	30,179	578,060	61,526
Per share - basic	4.59	0.30	5.41	0.61
Per share - diluted	4.54	0.30	5.37	0.61

Funds from operations	179,946	131,191	340,421	256,970
Per share - diluted	1.64	1.28	3.14	2.52

Adjusted funds from operations	158,516	112,383	304,740	225,482
Per share - diluted	1.44	1.10	2.81	2.21

Dividends per share	0.94	0.83	1.88	1.66
Dividend payout ratio (FFO)	57.3%	64.8%	59.9%	65.9%

Interest expensed	29,022	24,084	53,564	47,728
Interest capitalized	4,531	4,409	8,525	9,255
Total interest incurred	33,553	28,493	62,089	56,983

Net Debt to Annualized Adjusted EBITDA (a)	4.4x	4.6x	4.0x	4.7x
Interest expense coverage ratio	7.3x	6.4x	7.4x	6.3x
Total interest coverage ratio	6.3x	5.4x	6.4x	5.3x
Fixed charge expense coverage ratio	7.3x	6.4x	7.4x	6.3x
Total fixed charge coverage ratio	6.3x	5.4x	6.4x	5.3x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.3x	3.2x	3.3x	3.2x

Same property NOI growth (b)	16.5%	3.0%	16.0%	(0.3)%
(# of apartment homes included)	46,548	45.492	46,548	45.492

Gross turnover of apartment homes (annualized)	54%	54%	48%	50%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	46%	45%	41%	40%

			As of June 30,
			2022	2021
Total assets			$9,486,016	$7,457,117
Total debt			$3,736,950	$3,168,492
Common and common equivalent shares, outstanding end of period (c)			110,095	104,344
Share price, end of period			$134.48	$132.67
Book equity value, end of period (d)			$5,177,280	$3,786,208
Market equity value, end of period (e)			$14,805,576	$13,843,318

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.
(b) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale.
(c) Includes at June 30, 2022: 108,489 common shares (including 28 common share equivalents related to share awards), plus 1,606 common share equivalents upon the assumed conversion of non-controlling units.
(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 24, 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
OPERATING DATA
Property revenues (a)	$361,716	$276,523	$673,075	$544,091

Property expenses
Property operating and maintenance	79,418	65,544	149,855	129,023
Real estate taxes	48,393	37,427	88,266	74,880
Total property expenses	127,811	102,971	238,121	203,903

Non-property income
Fee and asset management	1,190	2,263	3,640	4,469
Interest and other income	662	257	2,793	589
Income/(loss) on deferred compensation plans	(14,678)	6,400	(22,175)	10,026
Total non-property income/(loss)	(12,826)	8,920	(15,742)	15,084

Other expenses
Property management	7,282	6,436	14,496	12,560
Fee and asset management	359	1,019	1,534	2,151
General and administrative	15,734	15,246	30,524	29,468
Interest	29,022	24,084	53,564	47,728
Depreciation and amortization	157,734	99,586	270,872	192,727
Expense/(benefit) on deferred compensation plans	(14,678)	6,400	(22,175)	10,026
Total other expenses	195,453	152,771	348,815	294,660

Gain on sale of operating property	—	—	36,372	—
Gain on acquisition of unconsolidated joint venture interests	474,146	—	474,146	—
Equity in income of joint ventures	—	2,198	3,048	4,112
Income from continuing operations before income taxes	499,772	31,899	583,963	64,724
Income tax expense	(886)	(460)	(1,476)	(812)
Net income	498,886	31,439	582,487	63,912
Less income allocated to non-controlling interests	(1,571)	(1,260)	(4,427)	(2,386)
Net income attributable to common shareholders	$497,315	$30,179	$578,060	$61,526

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$498,886	$31,439	$582,487	$63,912
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	369	372	738	745
Comprehensive income	499,255	31,811	583,225	64,657
Less income allocated to non-controlling interests	(1,571)	(1,260)	(4,427)	(2,386)
Comprehensive income attributable to common shareholders	$497,684	$30,551	$578,798	$62,271

PER SHARE DATA

Total earnings per common share - basic	$4.59	$0.30	$5.41	$0.61
Total earnings per common share - diluted	4.54	0.30	5.37	0.61

Weighted average number of common shares outstanding:
Basic	108,106	100,701	106,729	100,127
Diluted	109,745	100,767	108,393	100,197

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended June 30, 2022, we recognized $361.7 million of property revenue which consisted of approximately $320.9 million of rental revenue and approximately $40.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $276.5 million recognized for the three months ended June 30, 2021, made up of approximately $242.9 million of rental revenue and approximately $33.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the six months ended June 30, 2022, we recognized $673.1 million of property revenue which consisted of approximately $597.9 million of rental revenue and approximately $75.2 million of amounts received under contractual terms for other services considered to be non-lease contracts. This compares to the $544.1 million of property revenue recognized for the six months ended June 30, 2021, made up of approximately $478.6 million of rental revenue and approximately $65.5 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $9.4 million and $7.6 million for the three months ended June 30, 2022 and 2021, respectively and was $17.7 million and $15.3 million for the six months ended June 30, 2022 and 2021, respectively.

Note: Please refer to pages 24, 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$497,315	$30,179	$578,060	$61,526
Real estate depreciation and amortization	155,206	97,122	265,743	187,829
Adjustments for unconsolidated joint ventures	—	2,630	2,709	5,229
Income allocated to non-controlling interests	1,571	1,260	4,427	2,386
Gain on sale of operating property	—	—	(36,372)	—
Gain on acquisition of unconsolidated joint venture interests	(474,146)	—	(474,146)	—
Funds from operations	$179,946	$131,191	$340,421	$256,970

Less: recurring capitalized expenditures (a)	(21,430)	(18,808)	(35,681)	(31,488)

Adjusted funds from operations	$158,516	$112,383	$304,740	$225,482

PER SHARE DATA
Funds from operations - diluted	$1.64	$1.28	$3.14	$2.52
Adjusted funds from operations - diluted	1.44	1.10	2.81	2.21
Distributions declared per common share	0.94	0.83	1.88	1.66

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	109,745	102,444	108,393	101,896

PROPERTY DATA
Total operating properties (end of period) (b)	171	169	171	169
Total operating apartment homes in operating properties (end of period) (b)	58,425	57,611	58,425	57,611
Total operating apartment homes (weighted average)	58,282	49,887	54,608	49,663

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 24, 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021
ASSETS
Real estate assets, at cost
Land	$1,695,118	$1,343,209	$1,349,594	$1,317,431	$1,285,634
Buildings and improvements	10,440,037	8,651,674	8,624,734	8,536,620	8,288,865
	12,135,155	9,994,883	9,974,328	9,854,051	9,574,499
Accumulated depreciation	(3,572,764)	(3,436,969)	(3,358,027)	(3,319,206)	(3,219,085)
Net operating real estate assets	8,562,391	6,557,914	6,616,301	6,534,845	6,355,414
Properties under development, including land	581,844	488,100	474,739	428,622	443,100
Investments in joint ventures	—	13,181	13,730	17,788	18,415
Total real estate assets	9,144,235	7,059,195	7,104,770	6,981,255	6,816,929
Accounts receivable – affiliates	13,258	13,258	18,664	18,686	19,183
Other assets, net (a)	249,865	254,763	234,370	252,079	241,687
Cash and cash equivalents	72,095	1,129,716	613,391	428,226	374,556
Restricted cash	6,563	5,778	5,589	5,321	4,762
Total assets	$9,486,016	$8,462,710	$7,976,784	$7,685,567	$7,457,117

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,222,252	$3,671,309	$3,170,367	$3,169,428	$3,168,492
Secured	514,698	—	—	—	—
Accounts payable and accrued expenses	195,070	169,973	191,651	191,648	155,057
Accrued real estate taxes	86,952	36,988	66,673	88,116	66,696
Distributions payable	103,621	100,880	88,786	87,919	86,689
Other liabilities (b)	186,143	197,021	193,052	194,634	193,975
Total liabilities	4,308,736	4,176,171	3,710,529	3,731,745	3,670,909

Equity
Common shares of beneficial interest	1,156	1,127	1,126	1,114	1,098
Additional paid-in capital	5,890,792	5,396,267	5,363,530	5,180,783	4,953,703
Distributions in excess of net income attributable to common shareholders	(452,865)	(848,074)	(829,453)	(954,880)	(897,761)
Treasury shares	(328,975)	(329,521)	(333,974)	(334,066)	(334,161)
Accumulated other comprehensive loss (c)	(3,001)	(3,370)	(3,739)	(4,266)	(4,638)
Total common equity	5,107,107	4,216,429	4,197,490	3,888,685	3,718,241
Non-controlling interests	70,173	70,110	68,765	65,137	67,967
Total equity	5,177,280	4,286,539	4,266,255	3,953,822	3,786,208
Total liabilities and equity	$9,486,016	$8,462,710	$7,976,784	$7,685,567	$7,457,117

(a) Includes net deferred charges of:	$307	$693	$969	$1,336	$1,655

(b) Includes deferred revenues of:	$358	$384	$334	$208	$232

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2022 (in apartment homes)

	Fully Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	5,911	281	—	—	6,192
Houston, TX	6,127	3,027	—	—	9,154
Phoenix, AZ	3,686	343	—	397	4,426
Atlanta, GA	3,970	526	366	—	4,862
Dallas, TX	4,416	1,808	—	—	6,224
Los Angeles/Orange County, CA	2,373	290	—	—	2,663
SE Florida	2,781	—	—	269	3,050
Orlando, FL	2,995	959	—	—	3,954
Denver, CO	2,632	233	—	—	2,865
Tampa, FL	2,286	818	—	—	3,104
Charlotte, NC	2,838	266	—	387	3,491
Raleigh, NC	2,542	710	—	789	4,041
San Diego/Inland Empire, CA	1,665	—	132	—	1,797
Austin, TX	2,326	1,360	—	—	3,686
Nashville, TN	—	758	—	—	758
Total Portfolio	46,548	11,379	498	1,842	60,267

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021
D.C. Metro (a)	14.8%	12.6%	97.0%	97.0%	97.4%	97.4%	96.7%
Houston, TX	9.4%	11.5%	96.0%	96.0%	96.2%	96.4%	95.7%
Phoenix, AZ	9.2%	8.1%	95.3%	96.3%	97.0%	97.0%	96.9%
Atlanta, GA	8.2%	8.0%	96.3%	96.4%	96.3%	97.2%	97.4%
Dallas, TX	7.3%	8.6%	96.9%	97.2%	97.3%	97.5%	96.6%
Los Angeles/Orange County, CA	7.2%	6.5%	97.6%	97.8%	98.1%	98.0%	97.3%
SE Florida	7.7%	6.3%	97.6%	97.9%	98.0%	98.2%	98.0%
Orlando, FL	5.7%	6.3%	98.0%	97.8%	97.7%	97.5%	97.1%
Denver, CO	6.3%	5.6%	96.8%	96.5%	96.5%	97.2%	96.4%
Tampa, FL	5.1%	6.0%	97.9%	97.5%	97.4%	97.9%	97.6%
Charlotte, NC	5.7%	5.2%	96.6%	96.8%	96.6%	96.8%	96.3%
Raleigh, NC	4.7%	4.9%	96.3%	96.7%	96.7%	97.5%	97.1%
San Diego/Inland Empire, CA	4.8%	3.9%	97.7%	98.0%	97.4%	96.9%	97.4%
Austin, TX	3.9%	5.1%	96.9%	97.3%	97.5%	97.6%	97.3%
Nashville, TN	—%	1.4%	96.6%	96.6%	97.0%	97.5%	97.0%
Total Portfolio	100.0%	100.0%	96.8%	96.9%	97.0%	97.3%	96.8%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2022	2021	Change	2022	2021	Change
"Same Property" Communities (a)	46,548	$286,824	$255,805	$31,019	$564,662	$505,869	$58,793
Non-"Same Property" Communities (b)	11,379	69,370	11,836	57,534	96,950	21,491	75,459
Development and Lease-Up Communities (c)	2,340	3,039	416	2,623	5,297	447	4,850
Disposition/Other (d)	—	2,483	8,466	(5,983)	6,166	16,284	(10,118)
Total Property Revenues	60,267	$361,716	$276,523	$85,193	$673,075	$544,091	$128,984

Property Expenses
"Same Property" Communities (a)	46,548	$99,209	$94,746	$4,463	$195,769	$187,814	$7,955
Non-"Same Property" Communities (b)	11,379	25,954	4,682	21,272	36,857	9,051	27,806
Development and Lease-Up Communities (c)	2,340	1,660	163	1,497	3,003	173	2,830
Disposition/Other (d)	—	988	3,380	(2,392)	2,492	6,865	(4,373)
Total Property Expenses	60,267	$127,811	$102,971	$24,840	$238,121	$203,903	$34,218

Property Net Operating Income
"Same Property" Communities (a)	46,548	$187,615	$161,059	$26,556	$368,893	$318,055	$50,838
Non-"Same Property" Communities (b)	11,379	43,416	7,154	36,262	60,093	12,440	47,653
Development and Lease-Up Communities (c)	2,340	1,379	253	1,126	2,294	274	2,020
Disposition/Other (d)	—	1,495	5,086	(3,591)	3,674	9,419	(5,745)
Total Property Net Operating Income	60,267	$233,905	$173,552	$60,353	$434,954	$340,188	$94,766

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2021, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2021, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	June 30,	March 31,	December 31,	September 30,	June 30,
Property Revenues	Homes	2022	2022	2021	2021	2021
"Same Property" Communities (a)	46,548	$286,824	$277,838	$270,914	$264,499	$255,805
Non-"Same Property" Communities (b)	11,379	69,370	27,580	26,243	19,540	11,836
Development and Lease-Up Communities (c)	2,340	3,039	2,258	1,777	1,359	416
Disposition/Other (d)	—	2,483	3,683	6,430	8,732	8,466
Total Property Revenues	60,267	$361,716	$311,359	$305,364	$294,130	$276,523

Property Expenses
"Same Property" Communities (a)	46,548	$99,209	$96,560	$90,803	$98,159	$94,746
Non-"Same Property" Communities (b)	11,379	25,954	10,903	9,161	7,766	4,682
Development and Lease-Up Communities (c)	2,340	1,660	1,343	570	607	163
Disposition/Other (d)	—	988	1,504	2,520	3,536	3,380
Total Property Expenses	60,267	$127,811	$110,310	$103,054	$110,068	$102,971

Property Net Operating Income
"Same Property" Communities (a)	46,548	$187,615	$181,278	$180,111	$166,340	$161,059
Non-"Same Property" Communities (b)	11,379	43,416	16,677	17,082	11,774	7,154
Development and Lease-Up Communities (c)	2,340	1,379	915	1,207	752	253
Disposition/Other (d)	—	1,495	2,179	3,910	5,196	5,086
Total Property Net Operating Income	60,267	$233,905	$201,049	$202,310	$184,062	$173,552

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2021, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2021, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

CAMDEN	"SAME PROPERTY"
SECOND QUARTER COMPARISONS
June 30, 2022
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q22	2Q21	Growth	2Q22	2Q21	Growth	2Q22	2Q21	Growth
D.C. Metro	5,911	$40,402	$37,871	6.7%	$12,647	$11,934	6.0%	$27,755	$25,937	7.0%
Houston, TX	6,127	32,670	30,489	7.2%	15,022	14,698	2.2%	17,648	15,791	11.8%
Phoenix, AZ	3,686	23,485	19,976	17.6%	6,220	5,989	3.9%	17,265	13,987	23.4%
Atlanta, GA	3,970	24,060	21,573	11.5%	8,698	7,814	11.3%	15,362	13,759	11.7%
SE Florida	2,781	21,838	18,747	16.5%	7,430	6,761	9.9%	14,408	11,986	20.2%
Los Angeles/Orange County, CA	2,373	19,151	16,772	14.2%	5,701	5,652	0.9%	13,450	11,120	21.0%
Dallas, TX	4,416	22,842	20,601	10.9%	9,185	9,584	(4.2)%	13,657	11,017	24.0%
Denver, CO	2,632	16,718	15,138	10.4%	4,877	4,978	(2.0)%	11,841	10,160	16.5%
Charlotte, NC	2,838	15,308	13,577	12.7%	4,600	4,523	1.7%	10,708	9,054	18.3%
Orlando, FL	2,995	16,635	14,365	15.8%	5,972	5,415	10.3%	10,663	8,950	19.1%
Tampa, FL	2,286	14,783	12,526	18.0%	5,150	4,679	10.1%	9,633	7,847	22.8%
San Diego/Inland Empire, CA	1,665	12,717	11,071	14.9%	3,689	3,504	5.3%	9,028	7,567	19.3%
Raleigh, NC	2,542	12,832	11,290	13.7%	3,984	3,886	2.5%	8,848	7,404	19.5%
Austin, TX	2,326	13,383	11,809	13.3%	6,034	5,329	13.2%	7,349	6,480	13.4%

Total Same Property	46,548	$286,824	$255,805	12.1%	$99,209	$94,746	4.7%	$187,615	$161,059	16.5%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q22	2Q21	Growth	2Q22	2Q21	Growth	2Q22	2Q21	Growth
D.C. Metro	14.8%	97.1%	96.7%	0.4%	$2,036	$1,914	6.4%	$2,347	$2,208	6.3%
Houston, TX	9.4%	95.8%	95.4%	0.4%	1,605	1,512	6.2%	1,855	1,737	6.8%
Phoenix, AZ	9.2%	95.5%	96.9%	(1.4)%	1,884	1,573	19.8%	2,224	1,868	19.0%
Atlanta, GA	8.2%	97.0%	97.4%	(0.4)%	1,782	1,575	13.1%	2,083	1,861	11.9%
SE Florida	7.7%	97.6%	98.0%	(0.4)%	2,367	1,983	19.4%	2,682	2,293	16.9%
Los Angeles/Orange County, CA	7.2%	97.7%	97.3%	0.4%	2,526	2,313	9.2%	2,753	2,420	13.8%
Dallas, TX	7.3%	96.9%	96.5%	0.4%	1,528	1,347	13.4%	1,781	1,613	10.5%
Denver, CO	6.3%	96.8%	96.4%	0.4%	1,899	1,707	11.2%	2,188	1,988	10.0%
Charlotte, NC	5.7%	96.6%	96.5%	0.1%	1,599	1,413	13.2%	1,861	1,652	12.6%
Orlando, FL	5.7%	97.9%	97.7%	0.2%	1,622	1,400	15.9%	1,893	1,638	15.6%
Tampa, FL	5.1%	98.1%	97.7%	0.4%	1,921	1,589	20.9%	2,199	1,871	17.6%
San Diego/Inland Empire, CA	4.8%	97.7%	97.4%	0.3%	2,350	2,106	11.6%	2,607	2,276	14.6%
Raleigh, NC	4.7%	96.8%	97.1%	(0.3)%	1,469	1,278	14.9%	1,740	1,526	14.0%
Austin, TX	3.9%	96.8%	97.2%	(0.4)%	1,708	1,477	15.6%	1,981	1,741	13.7%

Total Same Property	100.0%	96.9%	96.9%	—%	$1,839	$1,635	12.5%	$2,120	$1,891	12.1%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
June 30, 2022
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q22	1Q22	Growth	2Q22	1Q22	Growth	2Q22	1Q22	Growth
D.C. Metro	5,911	$40,402	$39,444	2.4%	$12,647	$12,675	(0.2)%	$27,755	$26,769	3.7%
Houston, TX	6,127	32,670	31,995	2.1%	15,022	14,335	4.8%	17,648	17,660	(0.1)%
Phoenix, AZ	3,686	23,485	22,783	3.1%	6,220	6,079	2.3%	17,265	16,704	3.4%
Atlanta, GA	3,970	24,060	23,254	3.5%	8,698	7,628	14.0%	15,362	15,626	(1.7)%
SE Florida	2,781	21,838	21,020	3.9%	7,430	7,091	4.8%	14,408	13,929	3.4%
Los Angeles/Orange County, CA	2,373	19,151	18,398	4.1%	5,701	5,713	(0.2)%	13,450	12,685	6.0%
Dallas, TX	4,416	22,842	22,189	2.9%	9,185	9,645	(4.8)%	13,657	12,544	8.9%
Denver, CO	2,632	16,718	16,349	2.3%	4,877	4,955	(1.6)%	11,841	11,394	3.9%
Charlotte, NC	2,838	15,308	14,774	3.6%	4,600	4,582	0.4%	10,708	10,192	5.1%
Orlando, FL	2,995	16,635	15,850	5.0%	5,972	5,703	4.7%	10,663	10,147	5.1%
Tampa, FL	2,286	14,783	14,308	3.3%	5,150	5,041	2.2%	9,633	9,267	3.9%
San Diego/Inland Empire, CA	1,665	12,717	12,303	3.4%	3,689	3,586	2.9%	9,028	8,717	3.6%
Raleigh, NC	2,542	12,832	12,352	3.9%	3,984	3,963	0.5%	8,848	8,389	5.5%
Austin, TX	2,326	13,383	12,819	4.4%	6,034	5,564	8.4%	7,349	7,255	1.3%

Total Same Property	46,548	$286,824	$277,838	3.2%	$99,209	$96,560	2.7%	$187,615	$181,278	3.5%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q22	1Q22	Growth	2Q22	1Q22	Growth	2Q22	1Q22	Growth
D.C. Metro	14.8%	97.1%	97.2%	(0.1)%	$2,036	$1,992	2.2%	$2,347	$2,289	2.5%
Houston, TX	9.4%	95.8%	95.9%	(0.1)%	1,605	1,576	1.8%	1,855	1,815	2.2%
Phoenix, AZ	9.2%	95.5%	96.4%	(0.9)%	1,884	1,821	3.5%	2,224	2,138	4.0%
Atlanta, GA	8.2%	97.0%	97.0%	0.0%	1,782	1,739	2.5%	2,083	2,013	3.5%
SE Florida	7.7%	97.6%	97.9%	(0.3)%	2,367	2,260	4.7%	2,682	2,574	4.2%
Los Angeles/Orange County, CA	7.2%	97.7%	97.7%	0.0%	2,526	2,470	2.3%	2,753	2,644	4.1%
Dallas, TX	7.3%	96.9%	97.2%	(0.3)%	1,528	1,472	3.8%	1,781	1,725	3.2%
Denver, CO	6.3%	96.8%	96.5%	0.3%	1,899	1,850	2.6%	2,188	2,146	2.0%
Charlotte, NC	5.7%	96.6%	96.8%	(0.2)%	1,599	1,542	3.7%	1,861	1,792	3.8%
Orlando, FL	5.7%	97.9%	97.8%	0.1%	1,622	1,556	4.2%	1,893	1,806	4.9%
Tampa, FL	5.1%	98.1%	97.8%	0.3%	1,921	1,848	4.0%	2,199	2,135	3.0%
San Diego/Inland Empire, CA	4.8%	97.7%	98.0%	(0.3)%	2,350	2,288	2.7%	2,607	2,515	3.7%
Raleigh, NC	4.7%	96.8%	97.2%	(0.4)%	1,469	1,422	3.3%	1,740	1,670	4.3%
Austin, TX	3.9%	96.8%	97.2%	(0.4)%	1,708	1,645	3.8%	1,981	1,892	4.8%

Total Same Property	100.0%	96.9%	97.1%	(0.2)%	$1,839	$1,785	3.0%	$2,120	$2,050	3.4%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
June 30, 2022
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2022	2021	Growth	2022	2021	Growth	2022	2021	Growth
D.C. Metro	5,911	$79,846	$75,329	6.0%	$25,322	$24,146	4.9%	$54,524	$51,183	6.5%
Houston, TX	6,127	64,666	60,036	7.7%	29,357	29,024	1.1%	35,309	31,012	13.9%
Phoenix, AZ	3,686	46,269	39,503	17.1%	12,300	11,719	5.0%	33,969	27,784	22.3%
Atlanta, GA	3,970	47,314	42,601	11.1%	16,326	15,098	8.1%	30,988	27,503	12.7%
SE Florida	2,781	42,858	36,990	15.9%	14,521	13,371	8.6%	28,337	23,619	20.0%
Los Angeles/Orange County, CA	2,373	37,549	33,251	12.9%	11,415	11,411	0.0%	26,134	21,840	19.7%
Dallas, TX	4,416	45,032	40,668	10.7%	18,830	19,061	(1.2)%	26,202	21,607	21.3%
Denver, CO	2,632	33,066	29,980	10.3%	9,832	9,642	2.0%	23,234	20,338	14.2%
Charlotte, NC	2,838	30,081	26,818	12.2%	9,181	8,901	3.1%	20,900	17,917	16.6%
Orlando, FL	2,995	32,484	28,490	14.0%	11,675	10,846	7.6%	20,809	17,644	17.9%
Tampa, FL	2,286	29,091	24,772	17.4%	10,190	9,165	11.2%	18,901	15,607	21.1%
San Diego/Inland Empire, CA	1,665	25,019	21,952	14.0%	7,275	6,999	3.9%	17,744	14,953	18.7%
Raleigh, NC	2,542	25,185	22,273	13.1%	7,947	7,720	2.9%	17,238	14,553	18.4%
Austin, TX	2,326	26,202	23,205	12.9%	11,598	10,711	8.3%	14,604	12,494	16.9%

Total Same Property	46,548	$564,662	$505,868	11.6%	$195,769	$187,814	4.2%	$368,893	$318,054	16.0%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2022	2021	Growth	2022	2021	Growth	2022	2021	Growth
D.C. Metro	14.7%	97.1%	96.3%	0.8%	$2,014	$1,915	5.2%	$2,318	$2,204	5.2%
Houston, TX	9.6%	95.9%	94.3%	1.6%	1,590	1,475	7.8%	1,835	1,730	6.1%
Phoenix, AZ	9.2%	95.9%	97.0%	(1.1)%	1,852	1,557	18.9%	2,181	1,845	18.2%
Atlanta, GA	8.4%	97.0%	97.0%	0.0%	1,760	1,567	12.3%	2,047	1,844	11.1%
SE Florida	7.7%	97.7%	97.5%	0.2%	2,314	1,970	17.5%	2,628	2,272	15.7%
Los Angeles/Orange County, CA	7.1%	97.7%	96.9%	0.8%	2,498	2,310	8.1%	2,699	2,409	12.1%
Dallas, TX	7.1%	97.1%	96.2%	0.9%	1,500	1,341	11.9%	1,751	1,596	9.8%
Denver, CO	6.3%	96.6%	96.3%	0.3%	1,875	1,698	10.4%	2,169	1,972	10.0%
Charlotte, NC	5.7%	96.7%	96.1%	0.6%	1,570	1,406	11.7%	1,826	1,637	11.6%
Orlando, FL	5.6%	97.8%	96.8%	1.0%	1,589	1,397	13.7%	1,849	1,637	13.0%
Tampa, FL	5.1%	97.9%	97.5%	0.4%	1,885	1,575	19.7%	2,169	1,854	17.0%
San Diego/Inland Empire, CA	4.8%	97.8%	97.4%	0.4%	2,319	2,094	10.7%	2,563	2,257	13.6%
Raleigh, NC	4.7%	97.0%	96.6%	0.4%	1,444	1,271	13.6%	1,703	1,511	12.7%
Austin, TX	4.0%	97.0%	96.6%	0.4%	1,676	1,468	14.2%	1,935	1,721	12.5%

Total Same Property	100.0%	97.0%	96.4%	0.6%	$1,812	$1,624	11.6%	$2,085	$1,878	11.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
June 30, 2022
(In thousands)

(Unaudited)

					% of Actual
					2Q22 Operating
Quarterly Comparison (a)	2Q22	2Q21	$ Change	% Change	Expenses

Property taxes	$36,505	$34,596	$1,909	5.5%	36.8%
Salaries and Benefits for On-site Employees	18,131	18,972	(841)	(4.4)%	18.3%
Utilities	19,142	18,754	388	2.1%	19.3%
Repairs and Maintenance	12,897	11,708	1,189	10.2%	13.0%
Property Insurance	5,112	4,456	656	14.7%	5.2%
General and Administrative	5,038	3,776	1,262	33.4%	5.0%
Marketing and Leasing	1,421	1,538	(117)	(7.7)%	1.4%
Other	963	946	17	1.9%	1.0%

Total Same Property	$99,209	$94,746	$4,463	4.7%	100.0%

					% of Actual
					2Q22 Operating
Sequential Comparison (a)	2Q22	1Q22	$ Change	% Change	Expenses

Property taxes	$36,505	$34,088	$2,417	7.1%	36.8%
Salaries and Benefits for On-site Employees	18,131	19,706	(1,575)	(8.0)%	18.3%
Utilities	19,142	19,584	(442)	(2.3)%	19.3%
Repairs and Maintenance	12,897	11,564	1,333	11.5%	13.0%
Property Insurance	5,112	4,978	134	2.7%	5.2%
General and Administrative	5,038	4,359	679	15.6%	5.0%
Marketing and Leasing	1,421	1,327	94	7.1%	1.4%
Other	963	954	9	1.0%	1.0%

Total Same Property	$99,209	$96,560	$2,649	2.7%	100.0%

					% of Actual
					2022 Operating
Year to Date Comparison (a)	2022	2021	$ Change	% Change	Expenses

Property taxes	$70,593	$69,381	$1,212	1.7%	36.0%
Salaries and Benefits for On-site Employees	37,837	37,850	(13)	0.0%	19.3%
Utilities	38,726	38,081	645	1.7%	19.8%
Repairs and Maintenance	24,461	22,144	2,317	10.5%	12.5%
Property Insurance	10,090	7,992	2,098	26.2%	5.2%
General and Administrative	9,397	7,434	1,963	26.4%	4.8%
Marketing and Leasing	2,747	3,091	(344)	(11.1)%	1.4%
Other	1,918	1,841	77	4.2%	1.0%

Total Same Property	$195,769	$187,814	$7,955	4.2%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2022 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 7/25/2022
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Buckhead	366	$162.2			3Q18	1Q21	2Q22	4Q22	85%	87%
	Atlanta, GA
2.	Camden Hillcrest	132	91.7			3Q19	2Q21	4Q21	4Q22	82%	76%
	San Diego, CA

Total Completed Communities in Lease-Up		498	$253.9							84%	84%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 7/25/2022
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Tempe II	397	$115.0	$90.9	$71.6	3Q20	2Q22	3Q23	1Q25	10%	7%
	Tempe, AZ
2.	Camden Atlantic	269	100.0	96.6	96.5	3Q20	3Q22	4Q22	4Q23
	Plantation, FL
3.	Camden NoDa	387	105.0	76.3	76.3	3Q20	1Q23	3Q23	1Q25
	Charlotte, NC
4.	Camden Durham	420	145.0	64.3	64.3	1Q21	2Q23	2Q24	4Q25
	Durham, NC
5.	Camden Village District	369	138.0	27.2	27.2	2Q22	3Q24	2Q25	4Q26
	Raleigh, NC

Total Development Communities		1,842	$603.0	$355.3	$335.9					10%	7%

Additional Development Pipeline and Land(a)					245.9

Total Properties Under Development and Land (per Balance Sheet)					$581.8

NOI Contribution from Development Communities ($ in millions)								Cost to Date	2Q22 NOI
Completed Communities in Lease-Up								$253.9	$1.4
Development Communities in Lease-Up								90.9	—
Total Development Communities NOI Contribution								$344.8	$1.4

(a) Please refer to the Development Pipeline Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF JUNE 30, 2022 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Woodmill Creek	189	$75.0	$11.2
	The Woodlands, TX
2.	Camden Long Meadow Farms	188	80.0	9.0
	Richmond, TX
3.	Camden Nations	393	175.0	31.1
	Nashville, TN
4.	Camden Arts District	354	150.0	39.6
	Los Angeles, CA
5.	Camden Gulch	480	260.0	39.8
	Nashville, TN
6.	Camden Paces III	350	100.0	18.8
	Atlanta, GA
7.	Camden Baker	435	165.0	27.2
	Denver, CO
8.	Camden Blakeney	349	120.0	19.6
	Charlotte, NC
9.	Camden South Charlotte	420	135.0	22.7
	Charlotte, NC
10.	Camden Highland Village II	300	100.0	9.4
	Houston, TX
11.	Camden Downtown II	271	145.0	13.1
	Houston, TX

Development Pipeline		3,729	$1,505.0	$241.5

LAND HOLDINGS		Acreage		Cost to Date

1.	St. Petersburg, FL(b)	0.2		$4.4

Total Development Pipeline and Land				$245.9

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

(b) Acreage represented is Gross Acreage of the land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2022 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

2022 Land Acquisitions		Location	Acres	Closing Date
1.	Camden Long Meadow Farms	Richmond, TX	15.9	3/8/2022
2.	Camden Blakeney	Charlotte, NC	21.7	4/7/2022
3.	Camden South Charlotte	Charlotte, NC	20.9	4/7/2022
4.	Camden Nations	Nashville, TN	3.8	6/8/2022

Total Land Acquisitions			62.3 Acres

Purchase Price		$71.0

			Apartment	Weighted Average
2022 Dispositions		Location	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Largo Town Center	Largo, MD	245 Homes	$1,824	2000/2007	3/24/2022

Total/Average Dispositions			245 Homes	$1,824

Sales Price		$71.9

			Apartment	Weighted Average
2022 Acquisitions of Joint Ventures(a)		Location	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Amber Oaks I	Austin, TX	348 Homes	$1,389	2009	4/1/2022
2.	Camden Amber Oaks II	Austin, TX	244 Homes	1,499	2012	4/1/2022
3.	Camden Asbury Village	Raleigh, NC	350 Homes	1,488	2009	4/1/2022
4.	Camden Brushy Creek	Cedar Park, TX	272 Homes	1,486	2008	4/1/2022
5.	Camden Cypress Creek	Cypress, TX	310 Homes	1,483	2009	4/1/2022
6.	Camden Cypress Creek II	Cypress, TX	234 Homes	1,456	2020	4/1/2022
7.	Camden Design District	Dallas, TX	355 Homes	1,568	2009	4/1/2022
8.	Camden Downs at Cinco Ranch	Katy, TX	318 Homes	1,471	2004	4/1/2022
9.	Camden Grand Harbor	Katy, TX	300 Homes	1,336	2008	4/1/2022
10.	Camden Heights	Houston, TX	352 Homes	1,566	2004	4/1/2022
11.	Camden Northpointe	Tomball, TX	384 Homes	1,296	2008	4/1/2022
12.	Camden Panther Creek	Frisco, TX	295 Homes	1,572	2009	4/1/2022
13.	Camden Phipps	Atlanta, GA	234 Homes	1,767	1996	4/1/2022
14.	Camden Riverwalk	Grapevine, TX	600 Homes	1,711	2008	4/1/2022
15.	Camden Shadow Brook	Austin, TX	496 Homes	1,444	2009	4/1/2022
16.	Camden South Capitol	Washington, DC	281 Homes	2,319	2013	4/1/2022
17.	Camden Southline	Charlotte, NC	266 Homes	1,828	2015	4/1/2022
18.	Camden Spring Creek	Spring, TX	304 Homes	1,384	2004	4/1/2022
19.	Camden Visconti	Tampa, FL	450 Homes	1,878	2007	4/1/2022
20.	Camden Waterford Lakes	Orlando, FL	300 Homes	1,692	2014	4/1/2022
21.	Camden Woodson Park	Houston, TX	248 Homes	1,271	2008	4/1/2022
22.	Camden Yorktown	Houston, TX	306 Homes	1,277	2008	4/1/2022

Total/Average Acquisitions			7,247 Homes	$1,557

Gross Asset Valuation		$2,125 (b)

(a) On April 1, 2022, we purchased the remaining 68.7% ownership interests in our two discretionary investment funds. Apartment homes were previously included in Camden's unit count.

(b) Represents the gross asset valuation of the communities acquired.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2022:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2022	($2,108)	$—	$390,000	$387,892	10.4%	3.1%
2023	(3,285)	—	250,000	246,715	6.6%	5.1%
2024	(2,600)	19,122	500,000	516,522	13.8%	4.0%
2025	(2,211)	—	—	(2,211)	(0.1)%	N/A
2026	(2,015)	190,885	—	188,870	5.1%	3.3%
Thereafter	(7,763)	306,925	2,050,000	2,349,162	62.9%	3.5%
Total Maturing Debt	($19,982)	$516,932	$3,190,000	$3,686,950	98.7%	3.6%

Unsecured Line of Credit	$—	$—	$50,000	$50,000	1.3%	2.0%
Total Debt	($19,982)	$516,932	$3,240,000	$3,736,950	100.0%	3.6%

Weighted Average Maturity of Debt		6.6 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$274,864	7.4%	2.9%	2.9 Years
Fixed rate debt	3,462,086	92.6%	3.6%	6.8 Years
Total	$3,736,950	100.0%	3.6%	6.6 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,222,252	86.2%	3.6%	6.9 Years
Secured debt	514,698	13.8%	3.6%	4.7 Years
Total	$3,736,950	100.0%	3.6%	6.6 Years

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	2Q22 NOI	% of Total
Unencumbered real estate assets	53,020	88.0%	$10,644,221	83.7%	$207,684	88.8%
Encumbered real estate assets	7,247	12.0%	2,072,778	16.3%	26,221	11.2%
Total	60,267	100.0%	$12,716,999	100.0%	$233,905	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.3x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2022 AND 2023:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
3Q 2022	($1,090)	$—	$40,000	$38,910	2.9%
4Q 2022	(1,018)	—	350,000	348,982	3.2%
2022	($2,108)	$—	$390,000	$387,892	3.1%

1Q 2023	($882)	$—	$—	($882)	N/A
2Q 2023	(860)	—	250,000	249,140	5.1%
3Q 2023	(771)	—	—	(771)	N/A
4Q 2023	(772)	—	—	(772)	N/A
2023	($3,285)	$—	$250,000	$246,715	5.1%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	23%	Yes

Secured Debt to Gross Asset Value	<	40%	3%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	583%	Yes

Unsecured Debt to Gross Asset Value	<	60%	23%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	29%	Yes

Total Secured Debt to Total Asset Value	<	40%	4%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	340%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	626%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second Quarter 2022
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$2,935	$50	$415	$7
Appliances	9	years	1,185	20	310	5
Painting	—		—	—	1,881	32
Cabinetry/Countertops	10	years	100	2	—	—
Other	9	years	1,518	26	1,200	21
Exteriors
Painting	5	years	1,285	22	—	—
Carpentry	10	years	706	12	—	—
Landscaping	6	years	1,026	18	3,554	61
Roofing	16	years	1,152	20	316	5
Site Drainage	10	years	115	2	—	—
Fencing/Stair	10	years	594	10	—	—
Other (b)	8	years	3,572	61	5,066	88
Common Areas
Mech., Elec., Plumbing	9	years	4,719	81	3,055	52
Parking/Paving	4	years	672	12	—	—
Pool/Exercise/Facility	7	years	1,851	32	547	9
Total Recurring (c)			$21,430	$368	$16,344	$280
Weighted Average Apartment Homes				58,282		58,282

Non-recurring & revenue enhancing capitalized expenditures (d)			$786

Reposition Expenditures (e)	10	years	$12,768	$26,994
Repositioned Apartment Homes				473

	Year to Date 2022
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$5,081	$93	$713	$13
Appliances	9	years	2,168	40	592	11
Painting	—		—	—	3,222	59
Cabinetry/Countertops	10	years	273	5	—	—
Other	9	years	2,821	52	2,275	42
Exteriors
Painting	5	years	2,304	42	—	—
Carpentry	10	years	898	16	—	—
Landscaping	6	years	1,293	24	6,273	115
Roofing	16	years	1,828	33	486	9
Site Drainage	10	years	220	4	—	—
Fencing/Stair	10	years	1,063	19	—	—
Other (b)	8	years	5,784	106	9,610	176
Common Areas
Mech., Elec., Plumbing	9	years	7,194	132	5,377	98
Parking/Paving	4	years	763	14	—	—
Pool/Exercise/Facility	7	years	3,499	64	917	17
Total Recurring (c)			$35,189	$644	$29,465	$540
Weighted Average Apartment Homes				54,608		54,608

Non-recurring & revenue enhancing capitalized expenditures (d)			$1,510

Reposition Expenditures (e)	10	years	$24,143	$26,855
Repositioned Apartment Homes				899

(a) Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2022.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non- recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and six months ended June 30, 2022 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income attributable to common shareholders	$497,315	$30,179	$578,060	$61,526
Real estate depreciation and amortization	155,206	97,122	265,743	187,829
Adjustments for unconsolidated joint ventures	—	2,630	2,709	5,229
Income allocated to non-controlling interests	1,571	1,260	4,427	2,386
Gain on sale of operating property	—	—	(36,372)	—
Gain on acquisition of unconsolidated joint venture interests	(474,146)	—	(474,146)	—
Funds from operations	$179,946	$131,191	$340,421	$256,970

Less: recurring capitalized expenditures	(21,430)	(18,808)	(35,681)	(31,488)

Adjusted funds from operations	$158,516	$112,383	$304,740	$225,482

Weighted average number of common shares outstanding:
EPS diluted	109,745	100,767	108,393	100,197
FFO/AFFO diluted	109,745	102,444	108,393	101,896

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Total Earnings Per Common Share - Diluted	$4.54	$0.30	$5.37	$0.61
Real estate depreciation and amortization	1.41	0.95	2.45	1.84
Adjustments for unconsolidated joint ventures	—	0.02	0.02	0.05
Income allocated to non-controlling interests	0.01	0.01	0.01	0.02
Gain on sale of operating property	—	—	(0.34)	—
Gain on acquisition of unconsolidated joint venture interests	(4.32)	—	(4.37)	—
FFO per common share - Diluted	$1.64	$1.28	$3.14	$2.52

Less: recurring capitalized expenditures	(0.20)	(0.18)	(0.33)	(0.31)

AFFO per common share - Diluted	$1.44	$1.10	$2.81	$2.21

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, from real estate transactions not sold as of quarter close due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	3Q22	Range	2022	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.24	$0.28	$5.87	$6.07
Expected real estate depreciation and amortization	1.43	1.43	5.18	5.18
Expected adjustments for unconsolidated joint ventures	—	—	0.02	0.02
Expected income allocated to non-controlling interests	0.01	0.01	0.07	0.07
(Gain) on acquisition of unconsolidated joint venture interests	—	—	(4.32)	(4.32)
Reported (gain) on sale of operating properties	—	—	(0.34)	(0.34)
Expected FFO per share - diluted	$1.68	$1.72	$6.48	$6.68

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Net income	$498,886	$31,439	$582,487	$63,912
Less: Fee and asset management income	(1,190)	(2,263)	(3,640)	(4,469)
Less: Interest and other income	(662)	(257)	(2,793)	(589)
Less: Income/(loss) on deferred compensation plans	14,678	(6,400)	22,175	(10,026)
Plus: Property management expense	7,282	6,436	14,496	12,560
Plus: Fee and asset management expense	359	1,019	1,534	2,151
Plus: General and administrative expense	15,734	15,246	30,524	29,468
Plus: Interest expense	29,022	24,084	53,564	47,728
Plus: Depreciation and amortization expense	157,734	99,586	270,872	192,727
Plus: Expense/(benefit) on deferred compensation plans	(14,678)	6,400	(22,175)	10,026
Less: Gain on sale of operating property	—	—	(36,372)	—
Less: Gain on acquisition of unconsolidated joint venture interests	(474,146)	—	(474,146)	—
Less: Equity in income of joint ventures	—	(2,198)	(3,048)	(4,112)
Plus: Income tax expense	886	460	1,476	812
NOI	$233,905	$173,552	$434,954	$340,188

"Same Property" Communities	$187,615	$161,059	$368,893	$318,055
Non-"Same Property" Communities	43,416	7,154	60,093	12,440
Development and Lease-Up Communities	1,379	253	2,294	274
Other	1,495	5,086	3,674	9,419
NOI	$233,905	$173,552	$434,954	$340,188

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, loss on early retirement of debt, as well as income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results and by 2 for six month results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Net income attributable to common shareholders	$497,315	$30,179	$578,060	$61,526
Plus: Interest expense	29,022	24,084	53,564	47,728
Plus: Depreciation and amortization expense	157,734	99,586	270,872	192,727
Plus: Income allocated to non-controlling interests	1,571	1,260	4,427	2,386
Plus: Income tax expense	886	460	1,476	812
Less: Gain on sale of operating property	—	—	(36,372)	—
Less: Gain on acquisition of unconsolidated joint venture interests	(474,146)	—	(474,146)	—
Less: Equity in income of joint ventures	—	(2,198)	(3,048)	(4,112)
Adjusted EBITDA	$212,382	$153,371	$394,833	$301,067
Annualized Adjusted EBITDA	$849,528	$613,484	$789,666	$602,134

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Unsecured notes payable	$3,231,938	$3,168,180	$3,284,799	$3,167,713
Secured notes payable	514,650	—	257,325	—
Total debt	3,746,588	3,168,180	3,542,124	3,167,713
Less: Cash and cash equivalents	(31,302)	(347,724)	(360,731)	(318,812)
Net debt	$3,715,286	$2,820,456	$3,181,393	$2,848,901

Net Debt to Annualized Adjusted EBITDA:

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Net debt	$3,715,286	$2,820,456	$3,181,393	$2,848,901
Annualized Adjusted EBITDA	849,528	613,484	789,666	602,134
Net Debt to Annualized Adjusted EBITDA	4.4x	4.6x	4.0x	4.7x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q3 '22	Q4 '22	Q1 '23	Q2 '23
Earnings Release & Conference Call	Late October	Early February	Late April	Late July

Dividend Information - Common Shares:	Q1 '22	Q2 '22
Declaration Date	2/3/2022	6/15/2022
Record Date	3/31/2022	6/30/2022
Payment Date	4/18/2022	7/15/2022
Distributions Per Share	$0.94	$0.94

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chief Executive Officer & Chairman
D. Keith Oden	President & Executive Vice Chairman
Alexander J. Jessett	Chief Financial Officer
Laurie A. Baker	Chief Operating Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2022

(Unaudited)							2Q22 Avg Monthly		2Q22 Avg Monthly
			Year Placed	Average	Apartment	2Q22 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	96%	$1,893	$1.65	$2,228	$1.94
Camden Copper Square	Phoenix	AZ	2000	786	332	93%	1,565	1.99	1,900	2.42
Camden Foothills	Scottsdale	AZ	2014	1,032	220	97%	2,119	2.05	2,562	2.48
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,924	1.80	2,247	2.11
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,856	1.73	2,296	2.14
Camden North End I	Phoenix	AZ	2019	921	441	93%	1,985	2.16	2,335	2.54
Camden North End II	Phoenix	AZ	2021	885	343	94%	1,973	2.23	2,340	2.64
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	97%	2,207	2.47	2,480	2.78
Camden Pecos Ranch	Chandler	AZ	2001	949	272	95%	1,587	1.67	1,875	1.97
Camden San Marcos	Scottsdale	AZ	1995	984	320	97%	1,743	1.77	2,018	2.05
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	95%	1,843	1.77	2,180	2.09
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	97%	1,966	1.51	2,363	1.81
Camden Tempe	Tempe	AZ	2015	1,043	234	95%	1,966	1.88	2,339	2.24
TOTAL ARIZONA	13	Properties		996	4,029	95%	1,892	1.90	2,235	2.24

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	98%	2,436	2.42	2,676	2.65
Camden Glendale	Glendale	CA	2015	893	307	98%	2,581	2.89	2,821	3.16
Camden Harbor View	Long Beach	CA	2004	981	547	98%	2,821	2.88	2,962	3.02
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	2,340	2.32	2,523	2.50
Camden Martinique	Costa Mesa	CA	1986	795	714	97%	2,119	2.67	2,344	2.95
Camden Sea Palms	Costa Mesa	CA	1990	891	138	98%	2,386	2.68	2,586	2.90
The Camden	Hollywood	CA	2016	767	287	98%	3,108	4.05	3,481	4.54
Total Los Angeles/Orange County	7	Properties		900	2,663	98%	2,506	2.78	2,728	3.03

Camden Hillcrest (a)	San Diego	CA	2021	1,223	132	Lease-Up	3,818	3.12	3,696	3.02
Camden Landmark	Ontario	CA	2006	982	469	97%	2,012	2.05	2,324	2.37
Camden Old Creek	San Marcos	CA	2007	1,037	350	98%	2,581	2.49	2,865	2.76
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	98%	2,435	2.53	2,640	2.74
Camden Tuscany	San Diego	CA	2003	895	160	98%	2,878	3.21	3,161	3.53
Camden Vineyards	Murrieta	CA	2002	1,053	264	98%	2,190	2.08	2,369	2.25
Total San Diego/Inland Empire	6	Properties		1,009	1,797	98%	2,458	2.44	2,648	2.63

TOTAL CALIFORNIA	13	Properties		944	4,460	98%	2,487	2.63	2,697	2.86

Camden Belleview Station	Denver	CO	2009	888	270	97%	1,747	1.97	2,024	2.28
Camden Caley	Englewood	CO	2000	921	218	97%	1,732	1.88	2,043	2.22
Camden Denver West	Golden	CO	1997	1,015	320	96%	2,089	2.06	2,381	2.34
Camden Flatirons	Denver	CO	2015	960	424	97%	1,877	1.96	2,205	2.30
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	2,096	1.82	2,401	2.09
Camden Interlocken	Broomfield	CO	1999	1,002	340	97%	1,915	1.91	2,225	2.22
Camden Lakeway	Littleton	CO	1997	932	451	97%	1,869	2.01	2,111	2.26
Camden Lincoln Station	Lone Tree	CO	2017	844	267	96%	1,777	2.11	2,026	2.40
Camden RiNo	Denver	CO	2020	828	233	97%	2,077	2.51	2,519	3.04
TOTAL COLORADO	9	Properties		958	2,865	97%	1,914	2.00	2,215	2.31

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	99%	1,938	1.83	2,290	2.16
Camden College Park	College Park	MD	2008	942	509	96%	1,777	1.89	2,024	2.15
Camden Dulles Station	Oak Hill	VA	2009	977	382	98%	2,046	2.09	2,368	2.42
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	98%	2,067	1.96	2,411	2.28
Camden Fairfax Corner	Fairfax	VA	2006	934	489	98%	2,097	2.25	2,428	2.60
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,983	1.99	2,242	2.25
Camden Grand Parc	Washington	DC	2002	672	105	95%	2,585	3.85	2,929	4.36
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,927	1.92	2,215	2.20
Camden Monument Place	Fairfax	VA	2007	856	368	98%	1,836	2.14	2,149	2.51
Camden Noma	Washington	DC	2014	769	321	96%	2,161	2.81	2,547	3.31
Camden Noma II	Washington	DC	2017	759	405	95%	2,249	2.96	2,599	3.42
Camden Potomac Yard	Arlington	VA	2008	832	378	96%	2,160	2.60	2,553	3.07
Camden Roosevelt	Washington	DC	2003	856	198	98%	2,918	3.41	3,338	3.90
Camden Shady Grove	Rockville	MD	2018	877	457	98%	1,881	2.14	2,103	2.40
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,907	1.96	2,201	2.26
Camden South Capitol	Washington	DC	2013	821	281	96%	2,319	2.82	2,799	3.41
Camden Washingtonian	Gaithersburg	MD	2018	870	365	97%	1,925	2.21	2,178	2.50
TOTAL DC METRO	17	Properties		913	6,192	97%	2,048	2.24	2,367	2.59

Camden Aventura	Aventura	FL	1995	1,108	379	97%	2,430	2.19	2,852	2.57
Camden Boca Raton	Boca Raton	FL	2014	843	261	96%	2,432	2.88	2,811	3.33
Camden Brickell	Miami	FL	2003	937	405	98%	2,624	2.80	2,863	3.06
Camden Doral	Miami	FL	1999	1,120	260	99%	2,229	1.99	2,477	2.21
Camden Doral Villas	Miami	FL	2000	1,253	232	98%	2,528	2.02	2,835	2.26
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	98%	2,543	2.44	2,879	2.76
Camden Plantation	Plantation	FL	1997	1,201	502	97%	2,073	1.73	2,367	1.97
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	98%	2,140	1.92	2,443	2.20
Total Southeast Florida	8	Properties		1,079	2,781	98%	2,367	2.19	2,682	2.49

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2022

(Unaudited)							2Q22 Avg Monthly		2Q22 Avg Monthly
			Year Placed	Average	Apartment	2Q22 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunters Creek	Orlando	FL	2000	1,075	270	99%	$1,647	$1.53	$1,911	$1.78
Camden Lago Vista	Orlando	FL	2005	955	366	98%	1,570	1.64	1,846	1.93
Camden Lake Eola	Orlando	FL	2021	944	360	98%	2,072	2.20	2,301	2.44
Camden LaVina	Orlando	FL	2012	969	420	97%	1,620	1.67	1,903	1.96
Camden Lee Vista	Orlando	FL	2000	937	492	97%	1,648	1.76	1,973	2.11
Camden North Quarter	Orlando	FL	2016	806	333	98%	1,683	2.09	1,899	2.36
Camden Orange Court	Orlando	FL	2008	817	268	98%	1,538	1.88	1,781	2.18
Camden Thornton Park	Orlando	FL	2016	920	299	98%	1,960	2.13	2,206	2.40
Camden Town Square	Orlando	FL	2012	983	438	98%	1,633	1.66	1,882	1.91
Camden Waterford Lakes	Orlando	FL	2014	971	300	99%	1,692	1.74	1,944	2.00
Camden World Gateway	Orlando	FL	2000	979	408	99%	1,618	1.65	1,890	1.93
Total Orlando	11	Properties		944	3,954	98%	1,694	1.79	1,957	2.07

Camden Bay	Tampa	FL	1997/2001	943	760	99%	1,664	1.76	1,958	2.08
Camden Central	St. Petersburg	FL	2019	942	368	98%	3,033	3.22	3,298	3.50
Camden Montague	Tampa	FL	2012	972	192	99%	1,649	1.70	1,924	1.98
Camden Pier District	St. Petersburg	FL	2016	989	358	98%	3,114	3.15	3,336	3.37
Camden Preserve	Tampa	FL	1996	942	276	97%	1,838	1.95	2,100	2.23
Camden Royal Palms	Brandon	FL	2006	1,017	352	97%	1,613	1.59	1,904	1.87
Camden Visconti	Tampa	FL	2007	1,125	450	97%	1,878	1.67	2,163	1.92
Camden Westchase Park	Tampa	FL	2012	992	348	98%	1,785	1.80	2,073	2.09
Total Tampa	8	Properties		990	3,104	98%	2,047	2.07	2,323	2.35

TOTAL FLORIDA	27	Properties		997	9,839	98%	1,996	2.00	2,277	2.28

Camden Brookwood	Atlanta	GA	2002	916	359	97%	1,668	1.82	1,940	2.12
Camden Buckhead (a)	Atlanta	GA	2022	1,087	366	Lease-Up	2,666	2.45	2,878	2.65
Camden Buckhead Square	Atlanta	GA	2015	827	250	98%	1,769	2.14	1,927	2.33
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,621	1.64	1,894	1.91
Camden Deerfield	Alpharetta	GA	2000	1,187	292	87%	1,769	1.49	2,054	1.73
Camden Dunwoody	Atlanta	GA	1997	1,007	324	98%	1,614	1.60	1,957	1.94
Camden Fourth Ward	Atlanta	GA	2014	844	276	98%	1,959	2.32	2,277	2.70
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,708	1.83	2,060	2.20
Camden Paces	Atlanta	GA	2015	1,408	379	98%	2,837	2.02	3,195	2.27
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	94%	1,661	1.62	1,982	1.93
Camden Phipps	Atlanta	GA	1996	1,010	234	97%	1,767	1.75	2,012	1.99
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	98%	1,582	1.38	1,939	1.70
Camden St. Clair	Atlanta	GA	1997	999	336	97%	1,612	1.61	1,940	1.94
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	98%	1,499	1.49	1,780	1.76
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,687	1.87	1,940	2.15
TOTAL GEORGIA	15	Properties		1,020	4,862	96%	1,847	1.81	2,124	2.08

Camden Ballantyne	Charlotte	NC	1998	1,048	400	97%	1,523	1.45	1,814	1.73
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,635	1.81	1,962	2.17
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,684	1.97	1,939	2.26
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	1,388	1.34	1,656	1.60
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	1,267	1.35	1,549	1.65
Camden Foxcroft II	Charlotte	NC	1985	874	100	97%	1,392	1.59	1,654	1.89
Camden Gallery	Charlotte	NC	2017	743	323	95%	1,796	2.42	2,018	2.72
Camden Grandview	Charlotte	NC	2000	1,059	266	98%	1,924	1.82	2,177	2.06
Camden Grandview II	Charlotte	NC	2019	2,241	28	99%	3,719	1.66	3,960	1.77
Camden Sedgebrook	Charlotte	NC	1999	972	368	95%	1,399	1.44	1,662	1.71
Camden South End	Charlotte	NC	2003	878	299	98%	1,688	1.92	1,936	2.20
Camden Southline	Charlotte	NC	2015	831	266	96%	1,828	2.20	2,041	2.46
Camden Stonecrest	Charlotte	NC	2001	1,098	306	97%	1,563	1.42	1,821	1.66
Camden Touchstone	Charlotte	NC	1986	899	132	98%	1,295	1.44	1,507	1.68
Total Charlotte	14	Properties		954	3,104	97%	1,618	1.70	1,876	1.97

Camden Asbury Village	Raleigh	NC	2009	1,009	350	97%	1,488	1.47	1,758	1.74
Camden Carolinian	Raleigh	NC	2017	1,118	186	96%	2,230	1.99	2,391	2.14
Camden Crest	Raleigh	NC	2001	1,012	442	97%	1,336	1.32	1,564	1.54
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	97%	1,398	1.34	1,716	1.64
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,443	1.35	1,717	1.61
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,451	1.50	1,741	1.80
Camden Overlook	Raleigh	NC	2001	1,060	322	97%	1,513	1.43	1,825	1.72
Camden Reunion Park	Apex	NC	2000/2004	972	420	97%	1,330	1.37	1,606	1.65
Camden Westwood	Morrisville	NC	1999	1,022	360	93%	1,389	1.36	1,663	1.63
Total Raleigh	9	Properties		1,022	3,252	96%	1,463	1.43	1,733	1.70

TOTAL NORTH CAROLINA	23	Properties		988	6,356	96%	1,539	1.56	1,803	1.82

Camden Franklin Park	Franklin	TN	2018	967	328	96%	1,851	1.91	1,984	2.05
Camden Music Row	Nashville	TN	2016	903	430	97%	2,339	2.59	2,462	2.72
TOTAL TENNESSEE	2	Properties		931	758	97%	2,128	2.29	2,256	2.42

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2022

(Unaudited)							2Q22 Avg Monthly		2Q22 Avg Monthly
			Year Placed	Average	Apartment	2Q22 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks	Austin	TX	2009	862	348	97%	$1,389	$1.61	$1,664	$1.93
Camden Amber Oaks II	Austin	TX	2012	910	244	96%	1,499	1.65	1,801	1.98
Camden Brushy Creek	Cedar Park	TX	2008	882	272	97%	1,486	1.68	1,699	1.92
Camden Cedar Hills	Austin	TX	2008	911	208	97%	1,573	1.73	1,863	2.04
Camden Gaines Ranch	Austin	TX	1997	955	390	98%	1,767	1.85	2,066	2.16
Camden Huntingdon	Austin	TX	1995	903	398	96%	1,444	1.60	1,724	1.91
Camden La Frontera	Austin	TX	2015	901	300	97%	1,495	1.66	1,761	1.95
Camden Lamar Heights	Austin	TX	2015	838	314	97%	1,708	2.04	1,939	2.31
Camden Rainey Street	Austin	TX	2016	873	326	95%	2,390	2.74	2,647	3.03
Camden Shadow Brook	Austin	TX	2009	909	496	97%	1,444	1.59	1,672	1.84
Camden Stoneleigh	Austin	TX	2001	908	390	98%	1,585	1.75	1,871	2.06
Total Austin	11	Properties		897	3,686	97%	1,612	1.80	1,876	2.09

Camden Addison	Addison	TX	1996	942	456	97%	1,477	1.57	1,704	1.81
Camden Belmont	Dallas	TX	2010/2012	946	477	97%	1,663	1.76	1,958	2.07
Camden Buckingham	Richardson	TX	1997	919	464	97%	1,458	1.59	1,739	1.89
Camden Centreport	Ft. Worth	TX	1997	912	268	97%	1,415	1.55	1,703	1.87
Camden Cimarron	Irving	TX	1992	772	286	97%	1,448	1.88	1,662	2.15
Camden Design District	Dallas	TX	2009	939	355	98%	1,568	1.67	1,743	1.86
Camden Farmers Market	Dallas	TX	2001/2005	932	904	96%	1,528	1.64	1,748	1.88
Camden Greenville	Dallas	TX	2017/2018	1,028	558	95%	1,896	1.84	2,033	1.98
Camden Henderson	Dallas	TX	2012	966	106	98%	1,737	1.80	2,029	2.10
Camden Legacy Creek	Plano	TX	1995	831	240	98%	1,540	1.85	1,806	2.17
Camden Legacy Park	Plano	TX	1996	870	276	96%	1,529	1.76	1,801	2.07
Camden Panther Creek	Frisco	TX	2009	946	295	98%	1,572	1.66	1,849	1.96
Camden Riverwalk	Grapevine	TX	2008	989	600	97%	1,711	1.73	1,975	2.00
Camden Valley Park	Irving	TX	1986	743	516	98%	1,278	1.72	1,522	2.05
Camden Victory Park	Dallas	TX	2016	861	423	97%	1,882	2.19	2,125	2.47
Total Dallas/Ft. Worth	15	Properties		913	6,224	97%	1,583	1.73	1,822	2.00

Camden City Centre	Houston	TX	2007	932	379	95%	1,513	1.62	1,786	1.92
Camden City Centre II	Houston	TX	2013	869	268	96%	1,498	1.72	1,762	2.03
Camden Cypress Creek	Cypress	TX	2009	993	310	96%	1,483	1.49	1,706	1.72
Camden Cypress Creek II	Cypress	TX	2020	950	234	96%	1,456	1.53	1,706	1.79
Camden Downs at Cinco Ranch	Katy	TX	2004	1,075	318	96%	1,471	1.37	1,755	1.63
Camden Downtown	Houston	TX	2020	1,052	271	94%	2,559	2.43	2,806	2.67
Camden Grand Harbor	Katy	TX	2008	959	300	98%	1,336	1.39	1,610	1.68
Camden Greenway	Houston	TX	1999	861	756	97%	1,424	1.65	1,684	1.96
Camden Heights	Houston	TX	2004	927	352	96%	1,566	1.69	1,835	1.98
Camden Highland Village	Houston	TX	2014/2015	1,172	552	94%	2,256	1.93	2,440	2.08
Camden Holly Springs	Houston	TX	1999	934	548	97%	1,354	1.45	1,615	1.73
Camden McGowen Station	Houston	TX	2018	1,004	315	95%	2,056	2.05	2,297	2.29
Camden Midtown	Houston	TX	1999	844	337	94%	1,518	1.80	1,796	2.13
Camden Northpointe	Tomball	TX	2008	940	384	98%	1,296	1.38	1,590	1.69
Camden Plaza	Houston	TX	2007	915	271	97%	1,623	1.77	1,876	2.05
Camden Post Oak	Houston	TX	2003	1,200	356	95%	2,472	2.06	2,738	2.28
Camden Royal Oaks	Houston	TX	2006	923	236	96%	1,430	1.55	1,500	1.63
Camden Royal Oaks II	Houston	TX	2012	1,054	104	95%	1,658	1.57	1,741	1.65
Camden Spring Creek	Spring	TX	2004	1,080	304	96%	1,384	1.28	1,615	1.50
Camden Stonebridge	Houston	TX	1993	845	204	97%	1,203	1.42	1,439	1.70
Camden Sugar Grove	Stafford	TX	1997	921	380	97%	1,329	1.44	1,583	1.72
Camden Travis Street	Houston	TX	2010	819	253	95%	1,490	1.82	1,789	2.18
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,456	1.69	1,754	2.03
Camden Whispering Oaks	Houston	TX	2008	936	274	97%	1,370	1.46	1,682	1.80
Camden Woodson Park	Houston	TX	2008	916	248	97%	1,271	1.39	1,494	1.63
Camden Yorktown	Houston	TX	2008	995	306	96%	1,277	1.28	1,493	1.50
Total Houston	26	Properties		956	9,154	96%	1,570	1.64	1,820	1.90

TOTAL TEXAS	52	Properties		931	19,064	96%	1,582	1.70	1,832	1.97

TOTAL PROPERTIES	171	Properties		960	58,425	97%	$1,832	$1.91	$2,131	$2.22

(a) Completed community in lease-up as of June 30, 2022 is excluded from total occupancy numbers.